Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated September 17, 2025 to the Structured Capital Strategies PLUS® 21 prospectus dated May 1, 2025

This Supplement modifies certain information in the above-referenced prospectus (the “Prospectus”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center at 877-899-3743.

The following hereby replaces the second paragraph in “Purchasing the contract — Your right to cancel within a certain number of days”:

Generally, your refund will equal your contributions under the contract. However, some states require we refund your account value under the contract on the day we receive written notification of your decision to cancel the contract and will reflect any investment gain or loss in the investment options (less the daily charges we deduct) through the date we receive your contract. This includes the Segment Interim Value for amounts allocated to existing Segments. The Segment Interim Value calculation may reduce the amount of account value paid upon contract cancellation. For more information, see “Adjustments with respect to early distributions from Segments” in “Charges, Expenses, and Adjustments” in this prospectus. In addition, in some states, the amount of your refund (either the full amount of your contributions or the account value), and the length of your “free look” period, depend on whether you purchased the contract as a replacement. Please refer to the Appendix “State contract availability and/or variations of certain features and benefits”, as well as your contract or supplemental materials or contact us for more information. For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. When required by applicable law to return the full amount of your contribution and the refunded amount includes account value in the EQ/Money Market variable investment option, we will return the greater of your contribution or your contract’s cash value.

The following hereby replaces the corresponding section in “Charges, Expenses, and Adjustments — Charges under the contracts — Withdrawal charge (Series B contracts only) — Disability, terminal illness, or confinement to nursing home”:

(i)

An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration (this waiver only applies for contracts issued in New York, Oregon, and South Carolina, as well as all contracts issued using an application signed before September 22, 2025); or

The following hereby supplements the information in the Appendix “State contract availability and/or variations of certain features and benefits”:

The state variations listed in the Prospectus dated May 1, 2025 are applicable for all contracts issued using an application signed before September 22, 2025 and for contracts issued in California and New York.

State	Features and benefits	Availability or variation

South Carolina	See “Your right to cancel within a certain number of days” in ”Purchasing the contract”	If this is a replacement Contract: This Contract may be returned to us for any reason within 30 days after you receive it by mailing or delivering the Contract to either, us at the Processing Office, or to the agent through whom it was purchased. We will promptly refund any Contribution received on your behalf, plus or minus any investment gain or loss from the date of Contribution to the date of cancellation.

Catalog No. 800250
SCS PLUS 21/New Biz	#56550